UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): April 28, 2009 (April 22, 2009)
HCA INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-11239	75-2497104
(State or Other	(Commission File Number)	(I.R.S. Employer
Jurisdiction		Identification No.)
of Incorporation)

One Park Plaza, Nashville,
Tennessee		37203
(Address of Principal Executive		(Zip Code)
Offices)
Registrant’s telephone number, including area code: (615) 344-9551
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
Item 9.01. Financial Statements and Exhibits
SIGNATURES
INDEX TO EXHIBITS
EX-4.1
EX-4.5
EX-4.6
EX-4.7

Item 1.01  Entry into a Material Definitive Agreement
Indenture and Senior Secured Notes due 2019
Overview
          On April 22, 2009, the Company issued $1,500,000,000 aggregate principal amount of 8 1/2% senior secured notes due 2019 (the “Notes”), which mature on April 15, 2019, pursuant to an indenture, dated as of April 22, 2009 (the “Indenture”), among the Company, the guarantors party thereto, Deutsche Bank Trust Company Americas, as paying agent, registrar and transfer agent, and Law Debenture Trust Company of New York, as trustee.
          Interest on the Notes will be payable in cash. Interest on the Notes is payable on April 15 and October 15 of each year, commencing on October 15, 2009.
          The following is a brief description of the terms of the Notes and the Indenture.
Ranking
          The Notes are the Company’s senior secured obligations and rank senior in right of payment to any future subordinated indebtedness; rank equally in right of payment with all of the Company’s existing and future senior indebtedness; are effectively senior in right of payment to indebtedness under the Company’s existing second lien notes to the extent of the collateral securing such indebtedness; are effectively equal in right of payment with indebtedness under the Company’s senior secured cash flow credit facility, dated as of November 17, 2006, as amended on February 16, 2007, as further amended on March 2, 2009 (the “cash flow credit facility”), to the extent of the collateral (other than certain European collateral) securing such indebtedness; are effectively subordinated in right of payment to all indebtedness under the Company’s senior secured asset-based revolving credit facility, dated as of November 17, 2006, as amended and restated as of June 20, 2007, as further amended on March 2, 2009 (the “asset-based revolving credit facility” and, together with the cash flow credit facility, the “senior secured credit facilities”), to the extent of the shared receivables collateral securing such indebtedness; and are effectively subordinated in right of payment to all existing and future indebtedness and other liabilities of the Company’s non-guarantor subsidiaries (other than indebtedness and liabilities owed to the Company or one of the Company’s subsidiary guarantors (as such term is defined below)).
Guarantees
          The Notes are fully and unconditionally guaranteed on a senior secured basis by each of the Company’s existing and future direct or indirect wholly owned domestic subsidiaries that guarantee the Company’s obligations under its senior secured credit facilities (except for certain special purpose subsidiaries that only guarantee and pledge their assets under the asset-based revolving credit facility). Such subsidiary guarantors are collectively referred to herein as the “subsidiary guarantors,” and such subsidiary guarantees are collectively referred to herein as the “subsidiary guarantees.” Each subsidiary guarantee ranks senior in right of payment to all existing and future subordinated indebtedness of the subsidiary guarantor; ranks equally in right of payment with all existing and future senior indebtedness of the subsidiary guarantor; is effectively senior in right of payment to the guarantees of the Company’s second lien notes to the extent of the subsidiary guarantor’s collateral securing such indebtedness; is effectively equal in right of payment with the guarantees of the cash flow credit facility to the extent of the subsidiary guarantor’s collateral securing such indebtedness; is effectively subordinated in right of payment to the guarantees of the asset-based revolving credit facility to the extent of the subsidiary guarantor’s collateral securing such indebtedness; and is effectively subordinated in right of payment to all existing and future indebtedness and other liabilities of any subsidiary of a subsidiary guarantor that is not also a guarantor of the Notes. Any subsidiary guarantee of the Notes will be released in the event such subsidiary guarantee is released under the senior secured credit facilities.

Security
          Pursuant to a Security Agreement and a Pledge Agreement, each dated as of November 17, 2006, and amended and restated as of March 2, 2009, among the Company, the subsidiary guarantors and Bank of America, N.A., as collateral agent (to which the Notes and guarantees became subject as of April 22, 2009), the Notes and guarantees are secured by first-priority liens, subject to permitted liens, on certain of the assets of the Company and the subsidiary guarantors that secure the cash flow credit facility on a first-priority basis, including substantially all the capital stock of any wholly owned first-tier subsidiary of HCA Inc. or of any subsidiary guarantor of the Notes (but limited to 65% of the voting stock of any such wholly owned first-tier subsidiary that is a foreign subsidiary), and substantially all tangible and intangible assets of the Company and each subsidiary guarantor, other than (1) other properties that do not secure the Company’s senior secured credit facilities, (2) deposit accounts, other bank or securities accounts and cash, (3) leaseholds and motor vehicles, (4) certain European collateral and (5) certain receivables collateral that only secures the asset-based revolving credit facility, in each case subject to exceptions, and except that the lien on properties defined as “principal properties” under the Company’s existing indenture dated as of December 16, 1993, so long as such indenture remains in effect, is limited to securing a portion of the indebtedness under the Notes and the cash flow credit facility that, in the aggregate, does not exceed 10% of the Company’s consolidated net tangible assets.
          The Notes and subsidiary guarantees also are secured by second-priority liens, subject to permitted liens, on certain receivables of the Company and the subsidiary guarantors that secure the asset-based revolving credit facility on a first priority basis.
Optional Redemption
          At any time prior to April 15, 2014, the Company may redeem all or a part of the Notes at a redemption price equal to 100% of the principal amount of the Notes redeemed plus the greater of (1) 1.0% of the principal amount of the Notes and (2) the excess, if any, of (a) the present value at such redemption date of (i) the redemption price of such note at April 15, 2014 (as set forth in the table appearing below), plus (ii) all required interest payments due on the Notes through April 15, 2014 (excluding accrued but unpaid interest to the redemption date), computed using a discount rate equal to the treasury rate as of such redemption date plus 50 basis points; over (b) the then outstanding principal amount of the Notes (as of, and plus accrued and unpaid interest and additional interest, if any, to, the date of redemption), subject to the rights of holders of the Notes on the relevant record date to receive interest due on the relevant interest payment date.
          On and after April 15, 2014, the Company may redeem the Notes at the redemption prices (expressed as percentages of principal amount of the Notes to be redeemed) set forth below, plus accrued and unpaid interest thereon and additional interest, if any, to the applicable redemption date, subject to the right of holders of record on the relevant record date to receive interest due on the relevant interest payment date, if redeemed during the twelve-month period beginning on April 15 of each of the years indicated below:

Year	Percentage
2014	104.250%
2015	102.833%
2016	101.417%
2017 and thereafter	100.000%
          In addition, until April 15, 2012, the Company may, at its option, on one or more occasions redeem up to 35% of the aggregate principal amount of the Notes at a redemption price equal to 108.500% of the aggregate principal amount thereof, plus accrued and unpaid interest thereon and additional interest, if any, to the applicable redemption date, subject to the right of holders of record on the relevant record date to receive interest due on the relevant interest payment date, with the net cash proceeds of one or more equity offerings; provided that at least 50% of the sum of the original aggregate principal amount of notes issued under the Indenture and the original principal amount of any additional notes that are notes issued under the Indenture after the issue date remains outstanding immediately after the occurrence of each such redemption; provided further that each such redemption occurs within 90 days of the date of closing of each such equity offering.

Change of Control
          Upon the occurrence of a change of control, which is defined in the Indenture, each holder of the Notes has the right to require the Company to repurchase some or all of such holder’s Notes at a purchase price in cash equal to 101% of the principal amount thereof, plus accrued and unpaid interest, if any, to the repurchase date.
Covenants
          The Indenture contains covenants limiting, among other things, the Company’s ability and the ability of its restricted subsidiaries to (subject to certain exceptions):
•	incur additional debt or issue certain preferred shares;

•	pay dividends on or make other distributions in respect of the Company’s capital stock or make other restricted payments;

•	make certain investments;

•	prepay existing unsecured notes existing on November 17, 2006 (the “Existing Notes”), other than Existing Notes maturing on or prior to December 31, 2011 or, in the event of satisfaction of a maximum consolidated secured debt ratio and a maximum consolidated leverage ratio, Existing Notes maturing on or prior to the maturity date of the Notes;

•	sell certain assets;

•	create liens on certain assets to secure debt;

•	consolidate, merge, sell or otherwise dispose of all or substantially all of the Company’s assets;

•	enter into certain transactions with the Company’s affiliates; and

•	designate the Company’s subsidiaries as unrestricted subsidiaries.
Events of Default
          The Indenture also provides for events of default which, if any of them occurs, would permit or require the principal of and accrued interest on the Notes to become or to be declared due and payable.
Intercreditor Arrangements
     First Lien Intercreditor Agreement
          Law Debenture Trust Company of New York, as authorized representative of the holders of the Notes (the “Trustee”), Bank of America, N.A., as collateral agent for the holders of the Notes and obligations under the cash flow credit facility (the “First Lien Collateral Agent”) and Bank of America, N.A., as authorized representative of the lenders under the cash flow credit facility (the “Administrative Agent”), entered into a First Lien Intercreditor Agreement, dated as of April 22, 2009, with respect to the collateral (the “Collateral”) that secures the cash flow credit facility and the Notes and may secure Additional First Lien Obligations (as defined below). Under the First Lien Intercreditor Agreement, any actions that may be taken with respect to the Collateral, including the ability to cause the commencement of enforcement proceedings against the Collateral, to control such proceedings and to approve amendments to releases of the Collateral from the lien of, and waive past defaults under, the security documents relating to the Collateral, will be at the direction of the Administrative Agent until (1) the Company’s obligations under the cash flow credit facility are discharged (which discharge does not include certain refinancings of the cash flow credit facility) or (2) 90 days after the occurrence of an event of default under the Indenture, if the Trustee represents the largest outstanding principal amount of indebtedness secured by a first-priority lien on the

Collateral (other than the cash flow credit facility) and has complied with the applicable notice provisions. The Trustee’s right to control actions with respect to the Collateral in the circumstances described in clause (2), however, will revert to the Administrative Agent if the Administrative Agent has commenced and is diligently pursuing enforcement action with respect to the Collateral or if the grantor of the security interest in the Collateral (whether the Company or the applicable subsidiary guarantor) is then a debtor under or with respect to (or otherwise subject to) an insolvency or liquidation proceeding.
          In addition, the senior secured credit facilities and the Indenture permit the Company to issue additional series of notes (“Additional First Lien Obligations”) that also have a first-priority lien on the same collateral (or a second-priority lien with respect to certain receivables collateral). At any time that the Administrative Agent does not have the right to take actions with respect to the Collateral pursuant to the First Lien Intercreditor Agreement, that right passes to the authorized representative of the holders of the next largest outstanding principal amount of indebtedness secured by a first-priority lien on the Collateral. With respect to bankruptcy, under the First Lien Intercreditor Agreement, the Trustee may not object following the filing of a bankruptcy petition to any debtor in possession financing or to the use of the Collateral to secure that financing, subject to conditions and limited exceptions. Finally, the Collateral is also subject to any and all exceptions, defects, encumbrances, liens and other imperfections as may be accepted by the Administrative Agent during any period that the Administrative Agent controls actions with respect to the Collateral pursuant to the First Lien Intercreditor Agreement.
          If an event of default under the Indenture, the cash flow credit facility or any Additional First Lien Obligation has occurred and is continuing and the First Lien Collateral Agent is taking action to enforce rights in respect of the Collateral, or any distribution is made with respect to the Collateral in any bankruptcy case of the Company or any subsidiary guarantor, the proceeds of any sale, collection or other liquidation of any such Collateral and proceeds of any such distribution (subject to limited exceptions) to which the holders of the Notes, the lenders under the cash flow credit facility and the holders of any Additional First Lien Obligations are entitled under any other intercreditor agreement will be applied among those obligations to the payment in full of the obligations on a ratable basis, after payment of all amounts owing to the First Lien Collateral Agent.
     Additional General Intercreditor Agreement
          In addition, the First Lien Collateral Agent, The Bank of New York Mellon, as collateral agent (the “Junior Lien Collateral Agent”) for the holders of the notes (the “Second Lien Notes”) secured by liens on the Collateral on a second-priority basis (or a third-priority basis with respect to certain receivables collateral) and the trustees under the indentures (the “Second Lien Indentures”) governing the Second Lien Notes, entered into an Additional General Intercreditor Agreement, dated as of April 22, 2009, by which the Notes are given the same ranking and rights with respect to the Collateral as provided to the cash flow credit facility under the General Intercreditor Agreement, dated as of November 17, 2006, by and among the First Lien Collateral Agent and the Junior Lien Collateral Agent. Pursuant to the terms of the Additional General Intercreditor Agreement and subject to the First Lien Intercreditor Agreement, prior to the discharge of the obligations secured by the Collateral on a first-priority basis, the First Lien Collateral Agent will determine the time and method by which the security interests in the Collateral will be enforced and will have the sole and exclusive right to manage, perform and enforce the terms of the security documents relating to the Collateral and to exercise and enforce all privileges, rights and remedies thereunder according to its direction, including to take or retake control or possession of such Collateral and to hold, prepare for sale, marshall, process, sell, lease, dispose of or liquidate such Collateral, including, without limitation, following the occurrence of a default or event of default under the Indenture. The Junior Lien Collateral Agent is not permitted to enforce the security interests even if an event of default under a Second Lien Indenture has occurred and the Second Lien Notes issued thereunder have been accelerated, with limited exceptions.
     Additional Receivables Intercreditor Agreement
          Finally, the First Lien Collateral Agent and Bank of America, N.A., as collateral agent (the “ABL Collateral Agent”) in connection with the asset-based revolving facility, entered into an Additional Receivables Intercreditor Agreement, dated as of April 22, 2009, by which the Notes are given the same ranking, rights and obligations with respect to certain receivables collateral (the “receivables Collateral”) that secures the asset-based revolving credit facility on a first-priority basis and the Notes and cash flow credit facility on a second-priority basis as provided to the cash flow credit facility under the Receivables Intercreditor Agreement dated as of November 17,

2006 by and among the Junior Lien Collateral Agent, the First Lien Collateral Agent and the ABL Collateral Agent. The Additional Receivables Intercreditor Agreement provides for first-priority liens in the receivables Collateral in favor of the secured parties under the asset-based revolving credit facility and junior priority liens in the receivables Collateral in favor of the holders of the Notes, obligations under the cash flow credit facility and any Additional First Lien Obligations, subject to permitted liens. The relative rights, privileges and obligations with respect to the receivables Collateral of the ABL Collateral Agent, on the one hand, and the First Lien Collateral Agent, on the other, are substantially similar to the relative rights, privileges and obligations with respect to the Collateral of the First Lien Collateral Agent, on the one hand, and the Junior Lien Collateral Agent, on the other, except to the extent customary or necessary with respect to collateral of the type that constitutes receivables Collateral.
Section 2 — Financial Information
Item 2.03.  Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet
Arrangement of a Registrant.
          The information set forth in Item 1.01 is incorporated by reference into this Item 2.03.

Item 9.01.  Financial Statements and Exhibits.
(d) Exhibits.

Exhibit Number	Exhibit
Exhibit 4.1
Indenture, dated as of April 22, 2009, among HCA Inc., the guarantors party thereto, Deutsche Bank Trust Company Americas, as paying agent, registrar and transfer agent, and Law Debenture Trust Company of New York, as trustee.

Exhibit 4.2
Security Agreement, dated as of November 17, 2006, and amended and restated as of March 2, 2009, among HCA Inc., the subsidiary grantors party thereto and Bank of America, N.A. as collateral agent (filed as Exhibit 4.10 to the Company’s Annual Report on Form 10-K filed on March 4, 2009, and incorporated herein by reference).

Exhibit 4.3
Pledge Agreement, dated as of November 17, 2006, and amended and restated as of March 2, 2009, among HCA Inc., the subsidiary pledgors party thereto and Bank of America, N.A. as collateral agent (filed as Exhibit 4.11 to the Company’s Annual Report on Form 10-K filed on March 4, 2009, and incorporated herein by reference).

Exhibit 4.4	Form of 8 1/2% Senior Secured Notes due 2019 (included in Exhibit 4.1).

Exhibit 4.5
First Lien Intercreditor Agreement, dated as of April 22, 2009, among Bank of America, N.A., as collateral agent, Bank of America, N.A. as authorized representative under the cash flow credit facility, and Law Debenture Trust Company of New York, as authorized representative for the holders of the Notes.

Exhibit 4.6
Additional General Intercreditor Agreement, dated as of April 22, 2009, by and among Bank of America, N.A., in its capacity as First Lien Collateral Agent, The Bank of New York Mellon, in its capacity as Junior Lien Collateral Agent and in its capacity as trustee for the Second Lien Notes issued on November 17, 2006, and The Bank of New York Mellon Trust Company, N.A., in its capacity as trustee for the Second Lien Notes issued on February 19, 2009.

Exhibit 4.7	Additional Receivables Intercreditor Agreement, dated as of April 22, 2009, by and between Bank of America, N.A., as ABL Collateral Agent, and Bank of America, N.A. as First Lien Collateral Agent.

SIGNATURES
          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HCA INC. (Registrant)
By:	/s/ David G. Anderson
David G. Anderson
Senior Vice President - Finance and Treasurer

Date: April 28, 2009

INDEX TO EXHIBITS

Exhibit Number	Exhibit
Exhibit 4.1
Indenture, dated as of April 22, 2009, among HCA Inc., the guarantors party thereto, Deutsche Bank Trust Company Americas, as paying agent, registrar and transfer agent, and Law Debenture Trust Company of New York, as trustee.

Exhibit 4.2
Security Agreement, dated as of November 17, 2006, and amended and restated as of March 2, 2009, among HCA Inc., the subsidiary grantors party thereto and Bank of America, N.A. as collateral agent (filed as Exhibit 4.10 to the Company’s Annual Report on Form 10-K filed on March 4, 2009, and incorporated herein by reference).

Exhibit 4.3
Pledge Agreement, dated as of November 17, 2006, and amended and restated as of March 2, 2009, among HCA Inc., the subsidiary pledgors party thereto and Bank of America, N.A. as collateral agent (filed as Exhibit 4.11 to the Company’s Annual Report on Form 10-K filed on March 4, 2009, and incorporated herein by reference).

Exhibit 4.4	Form of 8 1/2% Senior Secured Notes due 2019 (included in Exhibit 4.1).

Exhibit 4.5
First Lien Intercreditor Agreement, dated as of April 22, 2009, among Bank of America, N.A., as collateral agent, Bank of America, N.A. as authorized representative under the cash flow credit facility, and Law Debenture Trust Company of New York, as authorized representative for the holders of the Notes.

Exhibit 4.6
Additional General Intercreditor Agreement, dated as of April 22, 2009, by and among Bank of America, N.A., in its capacity as First Lien Collateral Agent, The Bank of New York Mellon, in its capacity as Junior Lien Collateral Agent and in its capacity as trustee for the Second Lien Notes issued on November 17, 2006, and The Bank of New York Mellon Trust Company, N.A., in its capacity as trustee for the Second Lien Notes issued on February 19, 2009.

Exhibit 4.7	Additional Receivables Intercreditor Agreement, dated as of April 22, 2009, by and between Bank of America, N.A., as ABL Collateral Agent, and Bank of America, N.A. as First Lien Collateral Agent.